OTHER OPERATING (EXPENSE) INCOME, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Other Income and Expenses [Abstract]
Gain on sale or disposal of property, plant & equipment	$ 13	$ 37	$ 40
Costs related to disposition initiatives	(849)	0	0
Restructuring charges	(1,139)	0	0
Equity income related to Bainbridge Landing LLC joint venture	830	0	15,477
Miscellaneous (expense) income, net	(656)	5	(263)
Total	$ (1,801)	$ 42	$ 15,254